UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4563
Oppenheimer Limited-Term Government Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  September 30
Date of reporting period:  09/30/2009

     Item 1. Reports to Stockholders.

September 30, 2009

Oppenheimer

Limited-Term Government Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Fund Update

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Portfolio Allocation

Mortgage-Backed Obligations
Government Agency	67.9%
Non-Agency	9.6
U.S. Government	12.6
Cash Equivalents	6.4
Asset-Backed	3.5
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments.

Credit Allocation

Agency	67.9%
AAA	23.4
AA	0.4
A	0.5
B	0.8
CCC	0.7
Not Rated	1.3
Other Securities	5.0
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments. While the Fund seeks to maintain an average effective portfolio duration of 3 years, the Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
9 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the 12-month reporting period, Oppenheimer Limited-Term Government Fund’s Class A shares (without sales charge) returned 1.23%, underperforming its benchmarks, the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. 1-3 Year Government Bond Index, which produced total returns of 6.74% and 4.40%, respectively.
     In the first half of the reporting period, with the credit markets still frozen and suffering from the aftershocks of the financial disarray that occurred in the second half of 2008, the Fund’s performance declined and underperformed the benchmarks. During this time, the capital markets in the U.S. were in critical decline, a descent that began with the collapse of the sub-prime mortgage market in 2007. Major U.S. banks had experienced balance-sheet impairments to such a degree that government officials scrambled to assemble bailout programs, such as the $700 billion Troubled Asset Relief Program (TARP). Nearly all debt associated with the mortgage sector—regardless of a security’s credit quality or the soundness of its underlying borrowers—dropped sharply in value, especially commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities (MBS). Then, when Lehman Brothers collapsed into bankruptcy in September 2008, many investors engaged in panic selling.
     As investors sought a perceived safe haven in U.S. Treasuries, nearly all non-Treasury debt securities, or “spread products,” were battered. Even the Fund’s investments in high-quality CMBS, as well as non-agency residential MBS, which were backed by prime borrowers and highly rated, suffered despite their fundamental soundness overall. There was an unprecedented and unanticipated widening of credit spreads of MBS over like-duration Treasuries, a trend which accelerated in late 2008 and continued into early 2009. This event negatively impacted the Fund’s investments in the CMBS sector. Concurrently, investors continued their narrow preference for only U.S. Treasuries, shunning even highly rated non-U.S. Treasury securities (such as the ones the Fund held). This trend defied typical investor behavior in previous economic downturns and other financial crises, when historically, an investor “flight-to-quality” consisted of investors favoring highly rated government securities at large, not solely Treasuries.
     Beginning in early March 2009 and continuing over the second half of the reporting period, evidence appeared that the aggressive measures taken by governments around the globe had succeeded in stabilizing the credit markets to a large degree. Markets were cheered by this news, and investors began to grow more tolerant of risk as they looked forward
10 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

to a resumption of economic growth. As a result, some of the bond market sectors that had been severely affected during the downturn began to rally in a sustained rebound that persisted through the reporting period’s end. During this time, the Fund benefited from its exposure to residential mortgages, primarily agency mortgages, as government programs initiated by the Federal Reserve and Treasury Department began to take hold. With investors more tolerant of risk, the flock to U.S. Treasuries came to an end. As a result, the Fund’s minimal exposure to U.S. Treasuries over the second half of the reporting period also benefited performance, as they were one of the few areas to experience negative returns over the second half of the reporting period. At period end, the Fund was invested primarily in agency mortgages. The improved conditions over the second half of the reporting period helped the Fund return to positive territory, while outpacing both the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. 1-3 Year Government Bond Index during that time.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2009. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. 1-3 Year Government Bond Index. The Barclays Capital U.S. Government Bond Index is an unmanaged, market-weighted index of U.S. government securities with maturities of 1 year or more. The Barclays Capital U.S. 1-3 Year Government Bond Index is an unmanaged index of U.S. Government securities with maturities of 1 to 3 years. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
11 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
  Class A Shares
  Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
13 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
 Class C Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

 Class N Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
15 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
  Class Y Shares
  Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES
Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2009	September 30, 2009	September 30, 2009

Actual
Class A	$1,000.00	$1,068.50	$3.64
Class B	1,000.00	1,064.60	7.53
Class C	1,000.00	1,063.50	7.53
Class N	1,000.00	1,066.10	4.93
Class Y	1,000.00	1,068.70	2.34

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.56	3.55
Class B	1,000.00	1,017.80	7.36
Class C	1,000.00	1,017.80	7.36
Class N	1,000.00	1,020.31	4.82
Class Y	1,000.00	1,022.81	2.28
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2009 are as follows:

Class	Expense Ratios

Class A	0.70%
Class B	1.45
Class C	1.45
Class N	0.95
Class Y	0.45
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2009

	Principal
	Amount	Value

Asset-Backed Securities—3.4%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.726%, 5/25/34[1]	$6,830,731	$4,676,510
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	10,325,000	10,769,343
Capital Auto Receivables Asset Trust 2008-2, Automobile Asset-Backed Securities, Series 2008-2, Cl. A2A, 3.74%, 3/15/11	2,310,985	2,328,533
CNH Equipment Trust, Asset-Backed Certificates, Series 2009-B, Cl. A3, 2.97%, 3/15/13	7,950,000	8,083,339
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[1]	7,052,189	5,519,240
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[1]	1,573,196	1,236,150
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.366%, 6/25/47[1]	3,940,000	2,598,219
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.336%, 7/25/36[1]	4,509,134	4,257,476
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.356%, 7/7/36[1]	2,141,361	1,622,704
Ford Credit Auto Owner Trust, Automobile Receivables Nts., Series 2009-B, Cl. A2, 2.10%, 11/15/11	8,350,000	8,422,879
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.533%, 1/20/35[1]	2,310,809	2,000,214
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.383%, 3/20/36[1]	1,435,000	1,340,682
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	592,166	585,613
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	2,256,461	1,996,814
Specialty Underwriting & Residential Finance Trust, Home Equity Asset-Backed Obligations, Series 2006-BC1, Cl. A2B, 0.396%, 12/25/36[1]	627,566	622,407
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 0.346%, 7/25/36[1]	1,646,280	1,620,275

Total Asset-Backed Securities (Cost $64,312,176)		57,680,398

Mortgage-Backed Obligations—75.7%
Government Agency—66.3%
FHLMC/FNMA/FHLB/Sponsored—62.0%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19	433,067	457,121
5%, 8/15/33	16,029,137	16,648,430
6%, 5/15/18-10/15/29	21,037,548	22,527,968
6.50%, 4/15/18-4/1/34	11,337,830	12,194,834
7%, 8/15/16-10/1/37	5,961,545	6,508,733
7.50%, 2/15/32-4/25/36	10,979,285	12,416,767
F1 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp: Continued
8%, 4/1/16	$1,536,986	$1,667,214
8.50%, 3/15/31	301,008	346,379
9%, 8/1/22-5/1/25	417,318	462,136
10%, 12/25/10-8/16/21	62,167	69,804
11%, 12/15/20	103,491	118,622
11.50%, 6/15/20-12/3/20	194,728	215,720
11.75%, 1/15/16-4/15/19	21,560	24,511
12%, 6/15/15	13,208	13,901
12.50%, 7/15/19	55,420	64,449
13%, 8/15/15	73,209	85,786
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.90%, 6/15/21[1]	13,950	13,865
Series 151, Cl. F, 9%, 5/15/21	55,002	59,893
Series 1695, Cl. F, 2.843%, 3/15/24[1]	3,655,210	3,645,292
Series 2006-11, Cl. PS, 23.664%, 3/25/36[1]	2,385,112	3,212,026
Series 2035, Cl. PC, 6.95%, 3/15/28	2,286,715	2,439,473
Series 2084, Cl. ZC, 6.50%, 8/15/28	1,399,263	1,487,860
Series 2122, Cl. FD, 0.593%, 2/15/29[1]	1,902,618	1,866,834
Series 2132, Cl. FN, 1.161%, 3/15/29[1]	2,985,485	2,965,670
Series 2148, Cl. ZA, 6%, 4/15/29	4,087,795	4,395,884
Series 2195, Cl. LH, 6.50%, 10/15/29	4,706,512	5,017,463
Series 2220, Cl. PD, 8%, 3/15/30	549,067	601,252
Series 2281, Cl. Z, 6.50%, 2/15/31	6,914,806	7,374,306
Series 2319, Cl. BZ, 6.50%, 5/15/31	10,414,956	11,240,617
Series 2326, Cl. ZP, 6.50%, 6/15/31	2,343,652	2,510,922
Series 2344, Cl. FP, 1.193%, 8/15/31[1]	1,686,459	1,693,788
Series 2368, Cl. TG, 6%, 10/15/16	468,029	503,366
Series 2392, Cl. FB, 0.843%, 1/15/29[1]	567,955	563,889
Series 2396, Cl. FE, 0.843%, 12/15/31[1]	703,216	698,317
Series 2401, Cl. FA, 0.893%, 7/15/29[1]	726,177	721,810
Series 2435, Cl. EQ, 6%, 5/15/31	1,675,241	1,702,233
Series 2464, Cl. FI, 1.243%, 2/15/32[1]	1,370,224	1,374,387
Series 2470, Cl. LF, 1.243%, 2/15/32[1]	1,401,857	1,406,163
Series 2471, Cl. FD, 1.243%, 3/15/32[1]	2,466,222	2,474,049
Series 2481, Cl. AF, 0.793%, 3/15/32[1]	1,440,501	1,427,162
Series 2500, Cl. FD, 0.743%, 3/15/32[1]	1,252,727	1,232,825
Series 2504, Cl. FP, 0.743%, 3/15/32[1]	2,804,079	2,772,599
Series 2526, Cl. FE, 0.643%, 6/15/29[1]	1,734,121	1,695,402
Series 2530, Cl. FD, 0.743%, 2/15/32[1]	2,731,991	2,679,816
Series 2538, Cl. F, 0.843%, 12/15/32[1]	430,245	425,917
Series 2550, Cl. FI, 0.593%, 11/15/32[1]	1,615,504	1,584,426
Series 2551, Cl. FD, 0.643%, 1/15/33[1]	1,929,197	1,901,487
Series 2641, Cl. CE, 3.50%, 9/15/25	567,186	569,492
Series 2648, Cl. JE, 3%, 2/1/30	12,815,343	12,943,281
Series 2664, Cl. NA, 5.50%, 2/15/26	1,913,731	1,955,607
Series 2676, Cl. KY, 5%, 9/15/23	4,862,000	5,051,228
F2 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2934, Cl. NA, 5%, 4/15/24	$1,237,092	$1,247,506
Series 3025, Cl. SJ, 23.858%, 8/15/35[1]	581,527	772,676
Series 3035, Cl. DM, 5.50%, 11/15/25	3,246,263	3,301,501
Series 3046, Cl. NA, 5.50%, 12/15/25	2,722,520	2,771,743
Series 3057, Cl. BL, 5.50%, 6/15/27	2,957,263	3,025,759
Series 3094, Cl. HS, 23.491%, 6/15/34[1]	1,459,829	1,840,259
Series 3099, Cl. PA, 5.50%, 9/15/25	5,871,181	6,043,138
Series 3134, Cl. FA, 0.543%, 3/15/36[1]	21,174,923	20,803,458
Series 3171, Cl. NE, 6%, 5/15/27	3,288,646	3,361,175
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 14.032%, 7/1/26[2]	3,298,801	614,014
Series 192, Cl. IO, 8.491%, 2/1/28[2]	722,021	175,507
Series 205, Cl. IO, 9.486%, 9/1/29[2]	4,474,846	886,825
Series 206, Cl. IO, 0.00%, 12/1/29[2,10]	203,068	36,643
Series 2074, Cl. S, 49.668%, 7/17/28[2]	929,687	136,582
Series 2079, Cl. S, 61.708%, 7/17/28[2]	1,528,293	227,769
Series 224, Cl. IO, 0.061%, 3/1/33[2]	3,147,742	573,203
Series 243, Cl. 6, 0.00%, 12/15/32[2,10]	2,065,601	371,346
Series 2470, Cl. AS, 58.186%, 3/15/32[2]	1,343,229	176,835
Series 2493, Cl. S, 61.302%, 9/15/29[2]	1,187,372	199,082
Series 2526, Cl. SE, 38.697%, 6/15/29[2]	2,395,899	392,422
Series 2796, Cl. SD, 66.963%, 7/15/26[2]	471,859	81,123
Series 2819, Cl. S, 52.61%, 6/15/34[2]	20,283,170	2,581,569
Series 2835, Cl. BS, 39.157%, 12/15/28[2]	16,277,766	1,620,300
Series 2920, Cl. S, 77.30%, 1/15/35[2]	11,117,822	1,328,246
Series 3000, Cl. SE, 99.999%, 7/15/25[2]	12,462,263	1,199,222
Series 3045, Cl. DI, 39.402%, 10/15/35[2]	34,882,821	4,487,654
Series 3110, Cl. SL, 99.999%, 2/15/26[2]	1,874,718	174,433
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 192, Cl. PO, 7.381%, 2/1/28[3]	722,021	641,556
Series 216, Cl. PO, 9.377%, 12/1/31[3,4]	1,794,111	1,610,657
Series 219, Cl. PO, 8.225%, 3/1/32[3]	5,617,460	5,010,428
Federal National Mortgage Assn.:
4.50%, 5/25/18-6/1/20	28,447,360	30,019,312
5%, 2/25/18-7/25/22	84,058,449	89,338,597
5.50%, 11/1/21-8/1/36	135,106,967	142,213,417
5.50%, 10/1/24-10/1/39[5]	25,430,000	26,696,632
5.863%, 1/25/12	7,758,721	8,328,318
6%, 7/25/14-10/25/33	48,166,788	51,391,614
6%, 10/1/24-10/1/39[5]	22,011,000	23,294,748
6.50%, 6/25/17-1/1/34	46,604,227	50,336,174
6.50%, 10/1/39[5]	14,500,000	15,499,137
7%, 7/25/13-2/25/36	29,002,111	31,878,856
7.50%, 2/25/27-8/25/33	30,846,090	34,535,945
F3 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn: Continued
8%, 6/25/17	$1,443	$1,565
8.50%, 7/1/32	215,461	239,415
9%, 8/25/19	12,631	13,922
9.50%, 11/25/21	10,739	11,810
10.50%, 12/25/14	25,978	28,372
11%, 11/25/15-8/13/19	567,168	639,316
11.25%, 3/10/16	105,397	118,512
11.50%, 8/8/19	105,670	117,394
12%, 1/25/16-8/25/16	165,564	186,546
12.50%, 8/25/15-12/25/15	56,210	62,234
13%, 9/8/15-8/25/26	162,232	176,790
Federal National Mortgage Assn. Grantor Trust:
Gtd. Trust Pass-Through Certificates, Trust 2001-T6, Cl. B, 6.088%, 5/25/11	10,125,000	10,753,506
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T4, Cl. IO, 25.493%, 7/25/41[2]	4,832,692	126,734
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1988-7, Cl. Z, 9.25%, 4/25/18	73,573	81,689
Trust 1991-109, Cl. Z, 8.50%, 9/25/21	54,921	60,013
Trust 1992-15, Cl. KZ, 7%, 2/25/22	24,424	24,549
Trust 1992-34, Cl. G, 8%, 3/25/22	61,407	65,656
Trust 1997-16, Cl. PD, 7%, 3/18/27	3,897,665	4,324,375
Trust 1998-59, Cl. Z, 6.50%, 10/25/28	247,138	266,962
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	2,621,974	2,834,563
Trust 2001-69, Cl. PF, 1.246%, 12/25/31[1]	3,122,192	3,137,501
Trust 2002-12, Cl. PG, 6%, 3/25/17	11,617,952	12,534,555
Trust 2002-19, Cl. PE, 6%, 4/25/17	981,274	1,056,655
Trust 2002-29, Cl. F, 1.246%, 4/25/32[1]	1,539,545	1,547,178
Trust 2002-39, Cl. FD, 1.244%, 3/18/32[1]	1,923,219	1,938,036
Trust 2002-52, Cl. FD, 0.746%, 9/25/32[1]	1,603,316	1,584,499
Trust 2002-53, Cl. FY, 0.746%, 8/25/32[1]	1,987,994	1,965,574
Trust 2002-56, Cl. KW, 6%, 4/25/23	4,098,055	4,184,648
Trust 2002-64, Cl. FJ, 1.246%, 4/25/32[1]	474,461	474,246
Trust 2002-65, Cl. FB, 1.246%, 7/25/32[1]	3,031,990	3,045,077
Trust 2002-68, Cl. FH, 0.744%, 10/18/32[1]	939,603	928,928
Trust 2002-74, Cl. KF, 0.596%, 3/25/17[1]	573,513	571,981
Trust 2002-77, Cl. TF, 1.244%, 12/18/32[1]	6,352,330	6,382,916
Trust 2002-82, Cl. FE, 1.246%, 12/25/32[1]	2,681,160	2,699,887
Trust 2002-9, Cl. PC, 6%, 3/25/17	3,934,411	4,246,120
Trust 2002-90, Cl. FJ, 0.746%, 9/25/32[1]	952,729	941,986
Trust 2002-90, Cl. FM, 0.746%, 9/25/32[1]	916,086	905,756
Trust 2003-111, Cl. HF, 0.646%, 5/25/30[1]	6,503,516	6,420,146
Trust 2003-116, Cl. FA, 0.646%, 11/25/33[1]	1,049,288	1,028,465
Trust 2003-130, Cl. CS, 13.608%, 12/25/33[1]	2,586,117	2,774,021
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	3,676,000	3,937,318
Trust 2003-21, Cl. FK, 0.646%, 3/25/33[1]	169,878	167,417
Trust 2003-26, Cl. XF, 0.696%, 3/25/23[1]	8,121,182	7,993,262
F4 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2003-81, Cl. PW, 4%, 3/25/25	$192,665	$192,613
Trust 2004-101, Cl. BG, 5%, 1/25/20	8,529,000	9,096,155
Trust 2004-72, Cl. FB, 0.746%, 9/25/34[1]	5,733,588	5,549,932
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	8,254,816	9,044,767
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	4,975,000	5,216,010
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	8,786,788	9,225,019
Trust 2005-117, Cl. LA, 5.50%, 12/25/27	10,147,119	10,412,522
Trust 2005-45, Cl. XA, 0.586%, 6/25/35[1]	6,270,333	6,083,705
Trust 2005-67, Cl. BF, 0.596%, 8/25/35[1]	6,079,353	5,839,581
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	14,288,442	15,001,245
Trust 2005-85, Cl. FA, 0.596%, 10/25/35[1]	13,837,594	13,345,799
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	7,851,383	8,187,117
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	1,575,050	1,655,212
Trust 2006-46, Cl. SW, 23.296%, 6/25/36[1]	2,277,514	2,990,635
Trust 2006-50, Cl. KS, 23.297%, 6/25/36[1]	2,601,192	3,294,633
Trust 2006-50, Cl. SK, 23.297%, 6/25/36[1]	453,250	566,037
Trust 2006-97, Cl. MA, 6%, 6/25/16	1,575,987	1,636,642
Trust 2009-37, Cl. HA, 4%, 4/1/19	15,107,682	15,705,287
Trust 2009-70, Cl. PA, 5%, 8/1/35	31,196,860	32,966,056
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 39.851%, 12/18/31[2]	2,206,653	320,684
Trust 2001-68, Cl. SC, 32.231%, 11/25/31[2]	1,983,444	256,381
Trust 2001-81, Cl. S, 36.009%, 1/25/32[2]	1,470,815	194,633
Trust 2002-28, Cl. SA, 39.60%, 4/25/32[2]	1,246,856	163,115
Trust 2002-38, Cl. SO, 58.764%, 4/25/32[2]	1,739,494	200,096
Trust 2002-39, Cl. SD, 42.641%, 3/18/32[2]	1,866,538	248,453
Trust 2002-48, Cl. S, 35.936%, 7/25/32[2]	2,030,444	277,194
Trust 2002-52, Cl. SD, 40.479%, 9/25/32[2]	1,603,316	214,734
Trust 2002-52, Cl. SL, 37.073%, 9/25/32[2]	1,301,999	177,764
Trust 2002-53, Cl. SK, 40.653%, 4/25/32[2]	1,089,087	162,322
Trust 2002-56, Cl. SN, 38.537%, 7/25/32[2]	2,757,687	378,775
Trust 2002-60, Cl. SM, 51.693%, 8/25/32[2]	4,781,036	540,287
Trust 2002-77, Cl. IS, 50.535%, 12/18/32[2]	2,489,839	362,677
Trust 2002-77, Cl. SH, 44.126%, 12/18/32[2]	1,881,935	305,746
Trust 2002-9, Cl. MS, 35.197%, 3/25/32[2]	2,277,100	330,511
Trust 2003-33, Cl. IA, 3.418%, 5/25/33[2]	389,688	69,245
Trust 2003-33, Cl. SP, 55.644%, 5/25/33[2]	5,643,305	776,729
Trust 2003-38, Cl. SA, 40.443%, 3/25/23[2]	7,764,785	937,140
Trust 2003-4, Cl. S, 47.824%, 2/25/33[2]	3,331,657	462,441
Trust 2005-122, Cl. SD, 26.542%, 6/25/35[2]	13,733,995	1,471,701
Trust 2005-14, Cl. SE, 42.486%, 3/25/35[2]	15,859,056	1,396,123
Trust 2005-40, Cl. SA, 75.135%, 5/25/35[2]	6,350,405	807,695
Trust 2005-63, Cl. SA, 76.091%, 10/25/31[2]	7,186,547	905,873
Trust 2005-63, Cl. X, 40.006%, 10/25/31[2]	85,073	1,948
Trust 2005-71, Cl. SA, 73.61%, 8/25/25[2]	8,027,147	931,222
Trust 2005-87, Cl. SE, 56.923%, 10/25/35[2]	118,349,014	10,160,180
F5 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2005-87, Cl. SG, 89.694%, 10/25/35[2]	$19,438,347	$1,871,808
Trust 2006-51, Cl. SA, 48.803%, 6/25/36[2]	67,385,184	8,080,184
Trust 2006-60, Cl. DI, 40.563%, 4/25/35[2]	14,616,898	2,131,734
Trust 221, Cl. 2, 18.024%, 5/1/23[2]	2,887,950	518,104
Trust 240, Cl. 2, 23.79%, 9/1/23[2]	2,855,179	511,406
Trust 254, Cl. 2, 15.407%, 1/1/24[2]	3,634,088	670,514
Trust 294, Cl. 2, 9.148%, 2/1/28[2]	4,143,760	764,708
Trust 301, Cl. 2, 0.00%, 4/1/29[2,10]	2,325,177	541,012
Trust 321, Cl. 2, 14.453%, 4/1/32[2]	12,991,284	2,695,304
Trust 324, Cl. 2, 0.00%, 7/1/32[2,10]	4,511,044	913,558
Trust 331, Cl. 10, 16.573%, 2/1/33[2]	5,731,638	990,251
Trust 331, Cl. 4, 0.00%, 2/1/33[2,10]	5,074,458	866,593
Trust 331, Cl. 5, 6.775%, 2/1/33[2]	7,630,152	1,329,333
Trust 331, Cl. 6, 0.00%, 2/1/33[2,10]	7,673,842	1,338,326
Trust 332, Cl. 2, 13.258%, 3/1/33[2]	9,067,422	1,650,310
Trust 334, Cl. 10, 7.451%, 2/1/33[2]	2,915,341	498,421
Trust 338, Cl. 2, 4.123%, 7/1/33[2]	5,730,108	982,100
Trust 339, Cl. 15, 7.158%, 7/1/33[2]	2,547,637	353,217
Trust 339, Cl. 7, 0.00%, 7/1/33[2,10]	5,980,824	811,656
Trust 351, Cl. 8, 0.172%, 4/1/34[2]	5,013,020	666,632
Trust 356, Cl. 10, 0.00%, 6/1/35[2,10]	4,328,331	619,301
Trust 356, Cl. 12, 0.00%, 2/1/35[2,10]	2,209,245	294,130
Trust 362, Cl. 12, 0.00%, 8/1/35[2,10]	9,856,835	1,703,783
Trust 362, Cl. 13, 0.00%, 8/1/35[2,10]	5,462,474	915,694
Trust 364, Cl. 15, 0.00%, 9/1/35[2,10]	3,645,153	562,915
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 324, Cl. 1, 8.138%, 7/1/32[3]	1,992,738	1,749,258
Trust 327, Cl. 1, 9.819%, 9/1/32[3]	1,151,421	1,011,279
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 19.779%, 10/15/29[2]	38,604,095	301,154
Series 2001-3, Cl. IO, 20.767%, 5/15/31[2]	17,593,135	151,261
Series 2002-2, Cl. IO, 21.023%, 1/15/32[2]	45,640,953	335,137
Series 2002-3, Cl. IO, 20.794%, 8/15/32[2]	62,503,505	1,049,509
Series 2003-1, Cl. IO, 17.986%, 11/15/32[2]	91,948,307	1,017,711

		1,041,815,391

GNMA/Guaranteed—4.3%
Government National Mortgage Assn.:
4.50%, 10/1/39[5]	50,848,000	51,610,720
6.50%, 1/29/24	198,824	212,939
7%, 1/29/28-2/8/30	1,394,574	1,538,907
7.50%, 5/29/28-8/29/28	783,541	878,062
8%, 9/29/28	69,421	78,902
8.50%, 8/1/17-9/29/21	713,658	775,810
F6 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

GNMA/Guaranteed Continued
Government National Mortgage Assn: Continued
9.50%, 9/29/17	$2,738	$3,058
10.50%, 2/29/16-7/15/21	126,026	142,148
11%, 11/8/19	132,908	147,576
11.50%, 4/29/13-7/29/19	29,033	32,191
13%, 3/2/11-9/29/14	3,120	3,502
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 1999-32, Cl. ZB, 8%, 9/16/29	11,242,244	12,273,443
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 47.654%, 7/16/28[2]	3,114,744	466,263
Series 1998-6, Cl. SA, 66.639%, 3/16/28[2]	1,887,662	369,854
Series 2001-21, Cl. SB, 79.504%, 1/16/27[2]	3,290,472	466,375
Series 2006-47, Cl. SA, 86.523%, 8/16/36[2]	31,861,123	3,576,220

		72,575,970

Non-Agency—9.4%
Commercial—5.9%
CHL Mortgage Pass-Through Trust 2003-J5, Mtg. Pass-Through Certificates, Series 2003-J5, Cl. 2A1, 5%, 7/1/18	9,064,521	9,150,508
Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mtg. Pass-Through Certificates, Series 2006-C4, Cl. A3, 5.916%, 3/1/49[1]	2,340,000	2,201,416
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.723%, 6/1/39[1]	5,202,000	4,121,388
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through Certificates, Series 2007-8CB, Cl. A1, 5.50%, 5/25/37	13,881,103	10,200,629
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A2, 5.381%, 3/10/39	6,750,000	6,710,465
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	6,505,000	5,733,010
HSI Asset Securitization Corp. Trust 2006-OPT1, Mtg. Pass-Through Certificates, Series 2006-OPT1, Cl. 2A2, 0.386%, 12/25/35[1]	348,228	344,641
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	14,770,000	14,141,884
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	5,010,000	4,986,798
LB-UBS Commercial Mortgage Trust 2003-C8, Commercial Mtg. Pass-Through Certificates, Series 2003-C8, Cl. A4, 5.124%, 10/15/13	5,600,000	5,706,772
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	7,520,000	7,526,067
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	5,401,947	4,624,304
F7 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
Merrill Lynch Mortgage Trust 2003-KEY1, Mtg. Asset-Backed Certificates, Series 2003-KEY1, Cl. A4, 5.236%, 11/12/35	$8,400,000	$8,530,223
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.83%, 2/1/37[1]	19,018,047	12,575,712
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.275%, 11/15/48	2,115,000	2,102,915

		98,656,732

Multifamily—1.2%
CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	2,927,875	2,686,086
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 4.479%, 2/1/35[1]	18,982,847	17,049,027

		19,735,113

Residential—2.3%
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 1A1, 6.073%, 9/1/47[1]	17,153,535	10,916,237
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Asset-Backed Certificates, Series 2005-A1, Cl. 2A1, 3.799%, 12/25/34[1]	2,165,000	2,076,506
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 6.08%, 10/25/36[1]	15,147,053	13,028,245
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	1,571,519	1,483,615
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	9,953,419	7,805,631
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	4,069,244	2,509,685
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 3.003%, 9/1/34[1]	1,859,937	1,772,055

		39,591,974

Total Mortgage-Backed Obligations (Cost $1,236,065,175)		1,272,375,180

U.S. Government Obligations—12.3%
Federal Home Loan Bank Unsec. Bonds, 3.625%, 10/18/13	27,970,000	29,499,847
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14	87,715,000	87,996,302
Federal National Mortgage Assn. Nts.:
3%, 9/16/14	64,200,000	65,364,652
4.375%, 10/15/15[6]	21,786,000	23,464,960

Total U.S. Government Obligations (Cost $204,274,794)		206,325,761
F8 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Shares	Value

Investment Company—4.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.27%[7,8] (Cost $82,900,000)	82,900,000	$82,900,000

Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $1,587,552,146)		1,619,281,339

Investments Purchased with Cash Collateral from Securities Loaned—1.3%[9]
OFI Liquid Assets Fund, LLC, 0.44%[7,8] (Cost $22,320,000)	22,320,000	22,320,000
Total Investments, at Value (Cost $1,609,872,145)	97.6%	1,641,601,339
Other Assets Net of Liabilities	2.4	39,547,143

Net Assets	100.0%	$1,681,148,482

Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $77,457,656 or 4.61% of the Fund’s net assets as of September 30, 2009.

3.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $10,023,178 or 0.60% of the Fund’s net assets as of September 30, 2009.

4.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $1,610,657. See Note 5 of accompanying Notes.

5.	When-issued security or delayed delivery to be delivered and settled after September 30, 2009. See Note 1 of accompanying Notes.

6.	Partial or fully-loaned security. See Note 6 of accompanying Notes.

7.	Rate shown is the 7-day yield as of September 30, 2009.

8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2008	Additions	Reductions	September 30, 2009

OFI Liquid Assets Fund, LLC	—	311,979,480	289,659,480	22,320,000
Oppenheimer Institutional Money Market Fund, Cl. E	—	337,000,000	254,100,000	82,900,000

	Value	Income

OFI Liquid Assets Fund, LLC	$22,320,000	$389,841	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	82,900,000	104,431

	$105,220,000	$494,272

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
F9 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
9.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6 of accompanying Notes.

10.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
Futures Contracts as of September 30, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Buy	783	12/21/09	$95,036,625	$1,041,358
U.S. Treasury Nts., 2 yr.	Buy	1,844	12/31/09	400,090,375	1,838,961
U.S. Treasury Nts., 5 yr.	Sell	1,973	12/31/09	229,052,969	(2,979,608)
U.S. Treasury Nts., 10 yr.	Sell	778	12/21/09	92,059,281	(846,560)

					$(945,849)

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$57,680,398	$—	$57,680,398
Mortgage-Backed Obligations	—	1,272,375,180	—	1,272,375,180
U.S. Government Obligations	—	206,325,761	—	206,325,761
Investment Company	82,900,000	—	—	82,900,000
Investments Purchased with Cash Collateral from Securities Loaned	22,320,000	—	—	22,320,000

Total Investments, at Value	105,220,000	1,536,381,339	—	1,641,601,339
Other Financial Instruments:
Futures Margins	411,485	—	—	411,485

Total Assets	$105,631,485	$1,536,381,339	$—	$1,642,012,824

Liabilities Table
Other Financial Instruments:
Futures Margins	$(500,206)	$—	$—	$(500,206)

Total Liabilities	$(500,206)	$—	$—	$(500,206)

F10 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,504,652,145)	$1,536,381,339
Affiliated companies (cost $105,220,000)	105,220,000

1,641,601,339
Cash	156,168,815
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	33,398,581
Interest, dividends and principal paydowns	8,020,390
Shares of beneficial interest sold	2,396,801
Futures margins	411,485
Other	141,161

Total assets	1,842,138,572

Liabilities
Return of collateral for securities loaned	22,320,000
Payables and other liabilities:
Investments purchased (including $116,540,184 purchased on a when-issued or delayed delivery basis)	131,935,157
Shares of beneficial interest redeemed	4,315,929
Distribution and service plan fees	858,686
Dividends	602,926
Futures margins	500,206
Transfer and shareholder servicing agent fees	283,642
Shareholder communications	100,518
Trustees’ compensation	30,451
Other	42,575

Total liabilities	160,990,090

Net Assets	$1,681,148,482

Composition of Net Assets
Par value of shares of beneficial interest	$183,447
Additional paid-in capital	1,868,505,919
Accumulated net investment income	626,352
Accumulated net realized loss on investments	(218,950,581)
Net unrealized appreciation on investments	30,783,345

Net Assets	$1,681,148,482

F12 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $967,621,266 and 105,533,741 shares of beneficial interest outstanding)	$9.17

Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.50

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $82,253,942 and 8,973,460 shares of beneficial interest outstanding)	$9.17

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $298,356,218 and 32,603,385 shares of beneficial interest outstanding)	$9.15

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,800,409 and 4,344,900 shares of beneficial interest outstanding)	$9.16

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $293,116,647 and 31,991,736 shares of beneficial interest outstanding)	$9.16
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

Investment Income
Interest	$97,825,185
Fee income	3,713,708
Income from investment of securities lending cash collateral, net—affiliated companies	389,841
Dividends from affiliated companies	104,431

Total investment income	102,033,165

Expenses
Management fees	7,415,357
Distribution and service plan fees:
Class A	2,395,392
Class B	933,928
Class C	2,912,433
Class N	199,153
Transfer and shareholder servicing agent fees:
Class A	2,088,479
Class B	362,405
Class C	479,310
Class N	126,982
Class Y	484,115
Shareholder communications:
Class A	163,829
Class B	34,469
Class C	48,923
Class N	5,570
Class Y	93,001
Trustees’ compensation	49,715
Custodian fees and expenses	20,759
Accounting service fees	12,000
Other	247,128

Total expenses	18,072,948
Less reduction to custodian expenses	(8,835)
Less waivers and reimbursements of expenses	(3,487,954)

Net expenses	14,576,159

Net Investment Income	87,457,006
F14 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	$(39,952,412)
Closing and expiration of futures contracts	(34,813,236)
Swap contracts	(78,419,795)

Net realized loss	(153,185,443)
Net change in unrealized appreciation (depreciation) on:
Investments	58,316,109
Futures contracts	(3,354,772)
Swap contracts	8,632,318

Net change in unrealized appreciation	63,593,655

Net Decrease in Net Assets Resulting from Operations	$(2,134,782)

See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2009	2008

Operations
Net investment income	$87,457,006	$99,553,152
Net realized loss	(153,185,443)	(53,173,571)
Net change in unrealized appreciation (depreciation)	63,593,655	(45,490,219)

Net increase (decrease) in net assets resulting from operations	(2,134,782)	889,362

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(14,148,683)	(46,169,532)
Class B	(1,151,840)	(5,244,439)
Class C	(3,582,720)	(10,214,735)
Class N	(563,157)	(1,957,694)
Class Y	(5,930,172)	(19,810,060)

	(25,376,572)	(83,396,460)
Tax return of capital distribution from net investment income:
Class A	(34,612,888)	(8,944,222)
Class B	(2,817,825)	(1,015,982)
Class C	(8,764,651)	(1,978,856)
Class N	(1,377,689)	(379,255)
Class Y	(14,507,385)	(3,837,716)

	(62,080,438)	(16,156,031)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(82,104,063)	(28,631,949)
Class B	(30,862,685)	(69,901,111)
Class C	7,288,294	19,967,709
Class N	(6,223,640)	(2,588,467)
Class Y	(204,196,844)	168,540,535

	(316,098,938)	87,386,717

Net Assets
Total decrease	(405,690,730)	(11,276,412)
Beginning of period	2,086,839,212	2,098,115,624

End of period (including accumulated net investment income of $626,352 and $8,546,212, respectively)	$1,681,148,482	$2,086,839,212

See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.52	$9.98	$9.96	$10.00	$10.17

Income (loss) from investment operations:
Net investment income[1]	.45	.48	.45	.41	.31
Net realized and unrealized gain (loss)	(.35)	(.46)	.06	(.04)	(.16)

Total from investment operations	.10	.02	.51	.37	.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.40)	(.49)	(.41)	(.32)
Tax return of capital distribution from net investment income	(.32)	(.08)	—	—	—

Total dividends and/or distributions to shareholders	(.45)	(.48)	(.49)	(.41)	(.32)

Net asset value, end of period	$9.17	$9.52	$9.98	$9.96	$10.00

Total Return, at Net Asset Value[2]	1.23%	0.12%	5.25%	3.78%	1.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$967,621	$1,095,337	$1,175,824	$1,059,629	$1,149,202

Average net assets (in thousands)	$979,498	$1,140,210	$1,088,598	$1,110,174	$1,171,442

Ratios to average net assets:[3]
Net investment income	4.98%	4.83%	4.54%	4.12%	3.11%
Total expenses	0.91%[4]	0.88%	0.87%	0.89%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.70%	0.70%	0.70%	0.70%

Portfolio turnover rate[5]	59%	51%	88%	109%	101%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	0.91%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.52	$9.97	$9.96	$10.00	$10.17

Income (loss) from investment operations:
Net investment income[1]	.38	.40	.38	.33	.24
Net realized and unrealized gain (loss)	(.35)	(.45)	.05	(.04)	(.17)

Total from investment operations	.03	(.05)	.43	.29	.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.34)	(.42)	(.33)	(.24)
Tax return of capital distribution from net investment income	(.27)	(.06)	—	—	—

Total dividends and/or distributions to shareholders	(.38)	(.40)	(.42)	(.33)	(.24)

Net asset value, end of period	$9.17	$9.52	$9.97	$9.96	$10.00

Total Return, at Net Asset Value[2]	0.49%	(0.52)%	4.37%	3.01%	0.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,254	$118,373	$194,616	$251,726	$344,928

Average net assets (in thousands)	$93,543	$153,665	$217,928	$292,613	$412,054

Ratios to average net assets:[3]
Net investment income	4.24%	4.07%	3.79%	3.35%	2.34%
Total expenses	1.85%[4]	1.72%	1.70%	1.72%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.45%	1.45%

Portfolio turnover rate[5]	59%	51%	88%	109%	101%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	1.85%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.50	$9.96	$9.94	$9.98	$10.15

Income (loss) from investment operations:
Net investment income[1]	.38	.40	.38	.33	.24
Net realized and unrealized gain (loss)	(.35)	(.46)	.05	(.04)	(.17)

Total from investment operations	.03	(.06)	.43	.29	.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.34)	(.41)	(.33)	(.24)
Tax return of capital distribution from net investment income	(.27)	(.06)	—	—	—

Total dividends and/or distributions to shareholders	(.38)	(.40)	(.41)	(.33)	(.24)

Net asset value, end of period	$9.15	$9.50	$9.96	$9.94	$9.98

Total Return, at Net Asset Value[2]	0.48%	(0.64)%	4.47%	3.01%	0.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$298,356	$303,991	$298,029	$317,063	$386,310

Average net assets (in thousands)	$291,571	$298,257	$294,915	$345,520	$432,392

Ratios to average net assets:[3]
Net investment income	4.23%	4.09%	3.79%	3.36%	2.35%
Total expenses	1.61%[4]	1.59%	1.61%	1.62%	1.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.45%	1.45%

Portfolio turnover rate[5]	59%	51%	88%	109%	101%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	1.61%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.51	$9.97	$9.95	$9.99	$10.16

Income (loss) from investment operations:
Net investment income[1]	.42	.45	.43	.38	.29
Net realized and unrealized gain (loss)	(.35)	(.46)	.05	(.04)	(.17)

Total from investment operations	.07	(.01)	.48	.34	.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.38)	(.46)	(.38)	(.29)
Tax return of capital distribution from net investment income	(.30)	(.07)	—	—	—

Total dividends and/or distributions to shareholders	(.42)	(.45)	(.46)	(.38)	(.29)

Net asset value, end of period	$9.16	$9.51	$9.97	$9.95	$9.99

Total Return, at Net Asset Value[2]	0.98%	(0.14)%	4.99%	3.52%	1.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,800	$47,945	$52,865	$47,868	$50,592

Average net assets (in thousands)	$41,038	$51,013	$50,753	$48,350	$50,758

Ratios to average net assets:[3]
Net investment income	4.73%	4.58%	4.29%	3.86%	2.86%
Total expenses	1.24%[4]	1.24%	1.25%	1.27%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate[5]	59%	51%	88%	109%	101%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	1.24%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.51	$9.97	$9.95	$10.00	$10.17

Income (loss) from investment operations:
Net investment income[1]	.47	.50	.48	.44	.34
Net realized and unrealized gain (loss)	(.35)	(.46)	.05	(.06)	(.17)

Total from investment operations	.12	.04	.53	.38	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.42)	(.51)	(.43)	(.34)
Tax return of capital distribution from net investment income	(.33)	(.08)	—	—	—

Total dividends and/or distributions to shareholders	(.47)	(.50)	(.51)	(.43)	(.34)

Net asset value, end of period	$9.16	$9.51	$9.97	$9.95	$10.00

Total Return, at Net Asset Value[2]	1.49%	0.36%	5.50%	3.93%	1.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$293,117	$521,193	$376,782	$163,283	$83,822

Average net assets (in thousands)	$389,120	$463,627	$232,039	$121,899	$84,227

Ratios to average net assets:[3]
Net investment income	5.25%	5.10%	4.82%	4.43%	3.35%
Total expenses	0.58%[4]	0.54%	0.55%	0.59%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.45%	0.45%	0.44%	0.45%

Portfolio turnover rate[5]	59%	51%	88%	109%	101%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	0.58%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Limited-Term Government Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current return and safety of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price
F22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the
F23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$116,540,184
Sold securities	33,398,581
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF.
F24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$219,689,910	$31,479,043
F25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

1.	As of September 30, 2009, the Fund had $132,768,796 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2009, details of the capital loss carryforwards were as follows:

Expiring

2011	$16,833,987
2013	37,778,579
2014	18,093,354
2015	26,097,191
2016	12,640,219
2017	21,325,466

Total	$132,768,796

2.	As of September 30, 2009, the Fund had $86,921,114 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Income	on Investments

$62,080,438	$7,919,856	$70,000,294
The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

Distributions paid from:
Ordinary income	$25,376,572	$83,396,460
Return of capital	62,080,438	16,156,031

Total	$87,457,010	$99,552,491

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other
F26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,610,122,296
Federal tax cost of other investments	174,014,751

Total federal tax cost	$1,784,137,047

Gross unrealized appreciation	$65,494,861
Gross unrealized depreciation	(34,015,818)

Net unrealized appreciation	$31,479,043

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if
F27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	52,871,757	$476,875,683	51,554,045	$508,756,459
Dividends and/or distributions reinvested	4,672,856	41,809,349	4,763,929	46,833,612
Redeemed	(67,071,955)	(600,789,095)	(59,125,794)	(584,222,020)

Net decrease	(9,527,342)	$(82,104,063)	(2,807,820)	$(28,631,949)

Class B
Sold	4,068,571	$36,680,874	3,919,055	$38,653,357
Dividends and/or distributions reinvested	406,706	3,634,233	579,272	5,701,556
Redeemed	(7,940,034)	(71,177,792)	(11,576,452)	(114,256,024)

Net decrease	(3,464,757)	$(30,862,685)	(7,078,125)	$(69,901,111)

Class C
Sold	14,791,624	$133,505,553	10,831,604	$106,301,889
Dividends and/or distributions reinvested	1,143,702	10,210,294	1,054,116	10,338,358
Redeemed	(15,327,713)	(136,427,553)	(9,826,024)	(96,672,538)

Net increase	607,613	$7,288,294	2,059,696	$19,967,709

F28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount

Class N
Sold	1,581,894	$14,247,416	1,646,498	$16,231,913
Dividends and/or distributions reinvested	196,334	1,754,617	220,468	2,165,537
Redeemed	(2,474,443)	(22,225,673)	(2,130,311)	(20,985,917)

Net decrease	(696,215)	$(6,223,640)	(263,345)	$(2,588,467)

Class Y
Sold	10,418,727	$93,560,003	35,394,270	$349,115,570
Dividends and/or distributions reinvested	2,223,284	19,852,637	2,391,828	23,446,829
Redeemed	(35,439,549)	(317,609,484)	(20,796,579)	(204,021,864)

Net increase (decrease)	(22,797,538)	$(204,196,844)	16,989,519	$168,540,535

The Fund may participate in the ReFlow, LLC (“ReFlow”) liquidity program which is designed to provide an alternative source of funding to meet shareholder redemptions. ReFlow provides liquidity by being prepared to purchase Fund shares at the closing net asset value equal to the amount of the net redemptions on any given day. On subsequent days, when the Fund experiences net subscriptions, ReFlow redeems its holdings at the net asset value on that day, subject to maximum holding period restrictions of 28 days, set by ReFlow. The Fund will waive its transaction fees with respect to redemptions by ReFlow. When participating in the ReFlow program, the Fund pays ReFlow a fee equal to the value of shares purchased for the period held times a rate determined by a daily auction with other participating mutual funds in the ReFlow program. ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund and there is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. Fees incurred by the Fund during the period, if any, under the ReFlow liquidity program are included in “Other Expenses” per the Statement of Operations and fees payable by the Fund to ReFlow at period end, if any, are included in “Other Liabilities” per the Statement of Assets and Liabilities.
     As of September 30, 2009, ReFlow did not hold any shares of the Fund.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended September 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$366,792,467	$808,027,245
U.S. government and government agency obligations	402,881,236	387,921,049
To Be Announced (TBA) mortgage-related securities	2,313,735,068	2,259,491,453
F29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2009, the Fund paid $3,522,897 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by
F30 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class C	$19,235,516
Class N	1,793,745
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2009	$298,594	$37,257	$175,483	$67,105	$4,200
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s “Total Expenses” for all classes of shares so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as percentages of average daily net assets, will not exceed the following annual rates: 0.70% for the Class A shares; 1.45% for the Class B and Class C shares, respectively; 0.95% for the Class N shares and 0.45% for the Class Y shares. During the year ended September 30, 2009, the Manager reimbursed the Fund $2,001,521, $326,719, $467,686, $118,172 and $497,569 for Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may amend or terminate this voluntary expense limitation arrangement at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended September 30, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$49,931
Class N	95
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2009, the Manager waived $26,261 for IMMF management fees.
F31 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
F32 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of September 30, 2009 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Futures margins	$411,485	*	Futures margins	$500,206	*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
F33 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

Amount of Realized Gain or Loss Recognized on Derivatives[1]
	Closing and
	expiration
Derivatives Not Accounted	of futures	Swap
for as Hedging Instruments	contracts	contracts	Total

Interest rate contracts	$2,269,202	$—	$2,269,202
Credit contracts	—	516,314	516,314

Total	$2,269,202	$516,314	$2,785,516

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives[1]
Derivatives Not Accounted	Futures	Swap
for as Hedging Instruments	contracts	contracts	Total

Interest rate contracts	$9,257	$—	$9,257
Credit contracts	—	6,431,868	6,431,868

Total	$9,257	$6,431,868	$6,441,125

1.	For the six months ending September 30, 2009.
Futures
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
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     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. Any upfront payment paid or received as well as any unrealized appreciation (depreciation) on swap contracts are separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of
F35 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     As of September 30, 2009, the Fund had no such credit default swaps outstanding.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
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     As of September 30, 2009, the Fund had no such total return swap agreements outstanding.
6. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of September 30, 2009, the Fund had on loan securities valued at $21,903,480. Collateral of $22,320,000 was received for the loans, all of which received in cash and subsequently invested in approved instruments.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 17, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
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NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F38 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:
     We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer Limited-Term Government Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
kpmg llp
Denver, Colorado
November 17, 2009
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2009 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2009 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2009, $86,433,824 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund since April 2009, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load short U.S. government funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median as of December 31, 2008. The Board considered the Manager’s assertion that the Fund’s underperformance in 2008 was a combination of a severe downturn in the fixed income markets and a greater exposure to commercial and residential mortgages relative to its peers, which impacted the Fund’s longer term track record. The Board also noted the changes in the portfolio management team that occurred at the end of 2008 and the appointment of a new portfolio manager on April 1, 2009, and it considered the Manager’s assertion that the newly formed Investment Grade Fixed Income team has been reducing the Fund’s position in commercial mortgages and certain residential mortgages.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided
23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
comparative data in regard to the fees and expenses of the Fund and other short U.S. government funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses were below with its peer group median. The Board noted that the Manager has agreed to voluntarily cap expenses at 0.70% of the average daily net assets of Class A shares, 1.45% of the average daily net assets of Class B and C shares, 0.95% of the average daily net assets of Class N shares, and 0.45% of the average daily net assets of Class Y shares.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979– January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee (since 1998) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee (since 2001) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000–June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee (since 1990) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non- profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee (since 1996) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.
26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Richard Grabish Trustee (since 2008) Age: 61	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 16 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Trustee (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Trustee (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee (since 2001) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.
27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 49	Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and officer of 10 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski Vice President and Portfolio Manager (since 2009) Age: 44	Vice President of the Manager (since August 2007), CFA and a member of the Manger’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded (July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements was KPMG in 2009 and D&T in 2008. KPMG billed $34,000 in fiscal 2009 and D&T billed $36,575 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,016 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Tax services for U.S.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $219,556 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.

Item 6.  Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1)	Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Limited-Term Government Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 11/10/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 11/10/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date: 11/10/2009